Comerica Incorporated First Quarter 2017Financial Review April 18, 2017 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; changes in regulation or oversight; reliance on other companies to provide certain key components of business infrastructure; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; potential legislative, administrative or judicial changes or interpretations related to the tax treatment of corporations; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Financial Summary 1Q17 4Q16 1Q16 Diluted income per common share $1.11 $0.92 $0.34 Net interest income $470 $455 $447Net interest margin 2.86% 2.65% 2.81%Provision for credit losses 16 35 148Net credit-related charge-offs to average loans 0.28% 0.29% 0.49%Noninterest income 271 267 244Noninterest expenses 457 461 458Restructuring expenses 11 20 -Net income 202 164 60 Average loans $47,900 $48,915 $48,392Average deposits 57,779 59,645 56,708 Efficiency ratio2 61.63% 63.58% 65.99%Return on average common shareholders’ equity 10.42 8.43 3.14Return on average assets 1.14 0.88 0.35 Common equity Tier 1 capital ratio 11.54%1 11.09% 10.58%Average diluted shares (millions) 180 177 176 $ in millions, except per share data ● 1Estimated ● 2Noninterest expenses as a percentage of the sum of net interest income (FTE) and noninterest income excluding net securities gains (losses). 3 First Quarter 2017 ResultsNet income increased 23% over 4Q16 $ in millions, except per share data ● 1Q17 compared to 4Q16 ●1Included restructuring charge of $11MM ($0.04 per share, after tax) in 1Q17 & $20MM ($0.07 per share, after tax) in the 4Q16 ● 2Included tax benefit of $24MM ($0.13 per share) from employee stock transactions● 3EPS based on diluted income per share ● 41Q17 repurchases under the equity repurchase program 1Q17 Change From4Q16 1Q16 Average loans $47,900 $(1,015) $(492) Average deposits 57,779 (1,866) 1,071 Net interest income 470 15 23 Provision for credit losses 16 (19) (132) Net credit-related charge-offs 33 (3) (19) Noninterest income 271 4 27 Noninterest expenses1 457 (4) (1) Provision for income tax2 66 4 41 Net income 202 38 142 Earnings per share (EPS)3 1.11 0.19 0.77 Equity repurchases4 105 6 63 Key QoQ Performance Drivers  Loans reflect Mortgage Banker seasonality & Energy portfolio reduction  Deposits show typical 1Q decline  Net interest income benefitted from increase in interest rates  Provision & net charge-offs decreased with Energy credit improvement  Noninterest income grew with higher deposit service charges, investment banking & fiduciary income  Expenses reflect lower restructuring charges & GEAR Up driven expense cuts partly offset by seasonally elevated comp  Lower tax rate due to benefit from employee stock transactions  Active capital management continued 4

Loans Declined with Typical Seasonality & Energy Portfolio Reduction Loan yield increased 21 basis points 1Q17 compared to 4Q16 ● 1Utilization of commercial commitments as a percentage of total commercial commitments at period-end Total Loans($ in billions) Average loans decreased - $902MM Mortgage Banker Finance- $289MM Energy+ $144MM National Dealer Services Loan yield +21 bps + 20 bps due to increase in rates + 4Q16 lease residual value adjustment Period-end commitments $51.3B  Line utilization1 remained stable at 51% Loan pipeline increased significantly  Period-end commitments to commit up 44% to $1.2B 5 Average Balances Period-end 48.4 49.5 49.2 48.9 47.9 49.1 48.3 3.38 3.31 3.33 3.36 3.57 1Q16 2Q16 3Q16 4Q16 1Q17 4Q16 1Q17 Loan Yields 1Q17 compared to 4Q16 ● 1Interest costs on interest-bearing deposits ● 2At 3/31/17 Total Deposits($ in billions) 56.7 56.5 58.1 59.6 57.8 59.0 58.9 0.14 0.14 0.14 0.14 0.14 1Q16 2Q16 3Q16 4Q16 1Q17 4Q16 1Q17 Deposit Rates1 Average deposits decreased - $920MM Corporate Banking- $280MM Technology & Life Sciences- $155MM Small Business- $143MM Mortgage Banker Finance- $121MM Energy Noninterest-bearing declined $1.6B Loan to Deposit Ratio2 of 82% Seasonal Decline in Noninterest-bearing DepositsDeposit cost unchanged 6 Average Balances Period-end

Securities Portfolio($ in billions) Securities Portfolio StableAverage portfolio yield increased 1 basis point 9.4 9.3 9.4 9.4 9.3 9.5 9.4 12.4 12.3 12.4 12.3 12.2 12.4 12.3 2.05 2.03 2.01 2.01 2.02 1Q16 2Q16 3Q16 4Q16 1Q17 4Q16 1Q17 Treasury Securities & OtherMortgage-backed Securities (MBS)Securities Yields Average Balances Duration of 3.5 years1  Extends to 4.0 years under a 200 bps instantaneous rate increase1Net unrealized pre-tax loss of $43MM2 Net unamortized premium of $26MM3 GNMA ~51% of MBS portfolio 3/31/17 ● 1Estimated as of 3/31/17. Excludes auction rate securities (ARS). ● 2Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio ● 3Net unamortized premium on the MBS portfolio 7 Period-end Net Interest Income($ in millions) Net Interest Income Increased $15MMNIM increased 21 basis points with benefit from rising rates 1Q17 compared to 4Q16 447 445 450 455 470 2.81 2.74 2.66 2.65 2.86 1Q16 2Q16 3Q16 4Q16 1Q17 NIM $455MM 4Q16 2.65% +9MM Loan impacts+ $23MM increase in rates+ $ 2MM 4Q16 lease residualvalue adjustment- $ 8MM 2 less days- $ 8MM lower balances +0.17 + 3MM Fed balance impact+ $ 4MM increase in rates- $ 1MM lower balances +0.03 + 2MM Lower wholesale funding cost+ $ 5MM lower balances- $ 3MM increase in rates +0.01 +1MM Lower deposit costs -- $470MM 1Q17 2.86% 8

Criticized Loans2($ in millions) Credit Quality StrongEnergy business line reserve allocation1 ~7% of Energy loans 3/31/17 ●1Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components ● 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories ● 3Net credit-related charge-offs Allowance for Credit Losses($ in millions) 770 772 772 771 754 1.47 1.45 1.48 1.49 1.47 1Q16 2Q16 3Q16 4Q16 1Q17 Allowance for Loan Losses as a % of Total Loans $ in millions Ex-Energy TotalTotal loans $46,348 $48,303% of total 96% 100% Criticized2 1,765 2,636Ratio 3.8% 5.5%Q/Q change 63 (220) Nonaccrual 255 521Ratio 0.6% 1.1%Q/Q change 1 (61) Net charge-offs3 20 33Ratio 0.18% 0.28% $ in millions Loans Criticized NAL NCO3E&P $1,360 $649 $234 $9 Midstream 327 38 7 - Services 268 184 25 4 Total Energy $1,955 $871 $266 $13Q/Q change (295) (283) (62) (2) Energy Credit Metrics Portfolio Credit Metrics 9 681 605 631 582 521 3,928 3,551 3,261 2,856 2,6368.0 7.0 6.6 5.8 5.5 1Q16 2Q16 3Q16 4Q16 1Q17 NALs Criticized as a % of Total Loans Noninterest Income Increased $4MM, or 2%Increased $27MM, or 11%, from 1Q16 1Q17 compared to 4Q16 244 268 272 267 271 1Q16 2Q16 3Q16 4Q16 1Q17 Noninterest Income ($ in millions) + $4MM Deposit service charges + $2MM Investment banking + $1MM Fiduciary - $2MM Card fees + $2MM 4Q16 Net securities loss (related to Visa derivative) + $2MM Deferred comp (offset in noninterest expense) - $2MM Bank-owned life insurance - $2MM Principal investing & warrants 10

Noninterest Expenses Declined $4MM, or 1% Seasonality in comp offset by lower restructuring costs & broad-based expense reduction 1Q17 compared to 4Q16 ● 1Estimated as of 4/18/17 + $14MM Salaries & benefits+ Annual stock comp+ Higher payroll taxes + $ 4MM 4Q16 Gain on early terminationof certain leased assets - $ 9MM Restructuring charges - $ 3MM Litigation-related expenses - $ 2MM Outside processing - $ 2MM Occupancy - $ 2MM Equipment - $ 2MM FDIC insurance - $ 2MM Advertising Noninterest Expenses($ in millions) GEAR Up savings continue to be on track1 11 53 20 20 11458 518 493 461 457 1Q16 2Q16 3Q16 4Q16 1Q17 Restructuring 42 65 97 99 10537 38 40 40 4279 103 137 139 147 1Q16 2Q16 3Q16 4Q16 1Q17 Equity Repurchases Dividends 3/31/17 ● 1Shares repurchased under equity repurchase program through 3/31/17 Active Capital ManagementContinued to return excess capital to shareholders 2016 CCAR Capital Plan (3Q16-2Q17)  Equity repurchases up to $440 million  $301MM repurchased (5.4MM shares)1 through 1Q17• 1Q17 $105MM repurchased (1.5MM shares)Additional Share Activity in 1Q17  4.1MM from employee stock activity & warrants exercised• $24MM tax benefit from employee stock transactions  2.9MM increase in average diluted shares due to employee stock activity & higher stock price• 180 million diluted shares at 3/31/17 Dividends Per Share Growth 0.55 0.68 0.79 0.83 0.89 0.92 2012 2013 2014 2015 2016 1Q17Annualized Increasing Shareholder Payout($ in millions) 1Q17 Share Count Up with Stock Price(in millions) 12 188 182 179 176 175 177 192 187 185 181 177 180 2012 2013 2014 2015 2016 1Q17 Common Shares Outstanding (PE) Average Diluted Shares

 90% of loans are floating rate & reprice quickly  Fixed rate securities < 20% of earning assets  Non-maturity noninterest bearing deposits are 54% of deposit base 3/31/17 ● Outlook as of 4/18/17 ● 1Based on immediate parallel shock. Assumes 25 bps increase in Fed Funds, Prime & LIBOR. Calculations derived from sensitivity results shown on slide 19 ● 2Source: Bloomberg as of 4/17/17 Fed Funds Futures2 Additional Annual Net Interest Income1 Estimate over 12 months following interest rate movement Dec ‘16 +25 bps Mar ‘17+25 bps Next +25 bps ~$85MM ~$70MM ~$40MM to~$85MM Interest Rate Sensitivity Significant upside from rate increase Why is Comerica Asset Sensitive? Outcome may vary due to a number of variables including balance sheet movements (loan & deposit levels as well as incremental funding needs) 13 RateIncrease Deposit Beta Assumptions 0% 25% 0-75% 0.70% 0.95% 1.20% 1.45% 1.70% 5.18 4.96 ~4.70 2015 2016 Proj 2017 1Relative to when we began the initiative in June 2016 ● 2Count of total U.S. banking centers ● 3Includes Pension, Postretirement & Retirement Account Plan costs ● Estimates & outlook as of 4/18/17 8,880 7,960 8,044 ~8,000 2015 2016 1Q17 Proj 2017 Workforce Reduction(# of employees – full time equivalent) 476 457 438 2015 2016 Proj 2017 Banking Centers2 58 16 ~(17) 2015 2016 Proj 2017 Revised Retirement Plans3($ in millions) GEAR Up: Growth in Efficiency And RevenueOn Track to Reach FY18 Target: ~$270MM additional annual pre-tax income1 Real Estate(sq. ft. in millions) GEAR Up: 2017 Focus Revenue enhancements  Standardize training  Launch new Customer Relationship Management platform  Roll-out share of wallet analysis Rationalize & modernize IT applications  Expand operational process automation  Optimize infrastructure platformsEnd-to-End Credit  Simplify governance process  Introduce new technology to support digital approach  Pool back office resources across all markets Continue to gain efficiencies even as rates rise & economy improves 14

Outlook as of 4/18/17 ● 1Estimated based on simulation modeling analysis. Refer to page F-33 of Comerica’s 2016 Annual Report for further information. GEAR Up initiative incorporated into this Outlook Average loans Higher • 1-2% increase, including reduction in Mortgage Banker & Energy loans • 3-4% increase in remainder of portfolio Net interest income Higher • ~$85MM contribution from December rate rise (assuming no deposit beta)1• ~$50MM+ contribution from March rate rise for remainder of 2017 (assuming 25% deposit beta)1• Benefit from loan growth & wholesale debt maturities Provision Lower • Provision of 20-30 bps (net charge-offs remainder of year in line with 1Q17)• Continued solid performance of the overall portfolio Noninterest income Higher • Increase 4-6%• Execution of GEAR Up opportunities of ~$30MM• Modest growth in treasury management, card, fiduciary & brokerage services Noninterest expenses Lower • Restructuring expenses of about $25MM-$50MM (2016 $93MM)• Remaining noninterest expenses decrease 1-2% (excluding restructuring charges)• GEAR Up savings: additional $125MM relative to 2016 savings (2016 >$25MM)• Increased outside processing in line with growing revenue, continued increases in technology costs & typical inflationary pressures • No repeat of gain on leveraged lease terminations (2016 $13MM) • Decrease 4-5% including restructuring chargesIncome Taxes Higher • ~31% of pre-tax income (33% for each remaining quarter assuming no further tax benefit from employee stock transactions) Management Outlook FY17 compared to FY16Assuming continuation of current economic & low rate environment 15 Appendix

Loans by Business and Market Average $ in billions ● Totals shown above may not foot due to rounding ● 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM By Line of Business 1Q17 4Q16 1Q16 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $12.42.16.80.73.20.9 $12.42.46.60.73.20.8 $12.83.16.20.73.30.9 Total Middle Market $26.0 $26.2 $27.0 Corporate BankingUS BankingInternational 2.51.5 2.41.6 2.41.7 Mortgage Banker Finance 1.5 2.4 1.7 Commercial Real Estate 5.3 5.4 4.8 BUSINESS BANK $36.8 $37.9 $37.6 Small Business 3.8 3.9 3.9 Retail Banking 2.1 2.0 1.9 RETAIL BANK $5.9 $5.9 $5.9 Private Banking 5.3 5.1 5.0 WEALTH MANAGEMENT $5.3 $5.1 $5.0 TOTAL $47.9 $48.9 $48.4 By Market 1Q17 4Q16 1Q16 Michigan $12.7 $12.5 $12.8 California 17.5 17.7 17.3 Texas 10.1 10.4 10.8 Other Markets1 7.5 8.3 7.6 TOTAL $47.9 $48.9 $48.4 17 By Market 1Q17 4Q16 1Q16 Michigan $22.2 $22.0 $21.7 California 17.2 18.4 16.7 Texas 10.1 10.4 10.4 Other Markets1 7.9 8.5 7.7 Finance/ Other2 0.4 0.4 0.3 TOTAL $57.8 $59.6 $56.7 Deposits by Business and Market Average $ in billions ● Totals shown above may not foot due to rounding ● 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets ● 2Finance/ Other includes items not directly associated with the geographic markets or the three major business segments  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM By Line of Business 1Q17 4Q16 1Q16 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $15.51.00.30.15.70.1 $15.61.10.30.26.00.1 $14.90.60.30.26.20.1Total Middle Market $22.8 $23.4 $22.2Corporate BankingUS BankingInternational $1.82.2 $2.52.5 $2.22.4Mortgage Banker Finance 0.7 0.8 0.6Commercial Real Estate 2.1 2.1 1.7BUSINESS BANK $29.6 $31.2 $29.1Small Business 3.2 3.4 3.1Retail Banking 20.6 20.6 20.0RETAIL BANK $23.8 $24.0 $23.1Private Banking 4.0 4.1 4.2WEALTH MANAGEMENT $4.0 $4.1 $4.2Finance/ Other2 0.4 0.4 0.3TOTAL $57.8 $59.6 $56.7 18

Interest Rate SensitivityRemain well positioned for rising rates 3/31/17 ● For methodology see the Company’s Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis. Estimated Net Interest Income: Annual (12 month) SensitivitiesBased on Various AssumptionsAdditional Scenarios are Relative to 1Q17 Standard Model($ in millions) 0.1 Interest Rates 200 bps gradual, non-parallel rise Loan Balances Modest increase Deposit Balances Moderate decrease Deposit Pricing (Beta) Historical price movements with short-term rates Securities Portfolio Held flat with prepayment reinvestment Loan Spreads Held at current levels MBS Prepayments Third-party projections and historical experience Hedging (Swaps) No additions modeled Standard Model Assumptions ~90 ~150 ~185 ~185 ~200 ~240 ~310 Up 100bps Addl. $3BDepositDecline Addl.20%Increasein Beta Addl. $1BDepositDecline StandardModel Addl.~3% LoanGrowth Up 300bps 19 Other24% California45% Dallas12% Houston8% Austin 7% Other4% Multifamily49% Retail11% Commercial12% Office7% Single Family7% Multi use4% Land Carry4%Other6% 99 84 46 49 73 1.9 1.5 0.9 0.9 1.4 1Q16 2Q16 3Q16 4Q16 1Q17 Criticized as a % of Total Loans 3/31/17 ● 1Excludes CRE line of business loans not secured by real estate ● 2Includes CRE line of business loans notsecured by real estate ● 3Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories 5.1 5.5 5.4 5.3 5.3 1Q16 2Q16 3Q16 4Q16 1Q17 CRE Period-end2($ in billions) Criticized Loans3($ in millions) CRE by Property Type1($ in millions; Period-end) CRE by Market1($ in millions; Period-end, based on location of property) Commercial Real Estate Line of BusinessLong history of working with well established, proven developers $4,502 Total$4,583 Texas 31% Total$4,583 Net Charge-offs (Recoveries)($ in millions) (11) (1) 1 (2) 0 1Q16 2Q16 3Q16 4Q16 1Q17 20

5,573 4,945 4,605 4,385 4,151 54% 54% 52% 50% 45% 1Q16 2Q16 3Q16 4Q16 1Q17 Total Commitments Utilization Rate Energy Line of BusinessCriticized Loans2($ in millions)509 467 352 374 327 426 363 332 289 268 2,162 1,911 1,773 1,587 1,360 3,097 2,741 2,457 2,250 1,955 1Q16 2Q16 3Q16 4Q16 1Q17 Midstream Services Exploration & Production Energy Line of Business Loans ($ in millions; Period-end) 423 346 378 328 266 1,833 1,552 1,473 1,155 871 1Q16 2Q16 3Q16 4Q16 1Q17 NALs Energy Line of Business Credit Quality Continues to ImproveGranular, contracting portfolio 3/31/17 ● 1As of 4/7/17 ● 2Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories ● 3Bank's entire allowance is available to cover any & all losses. Allocation of allowance for Energy loans reflects our robust allowance methodology which contains quantitative and qualitative components. Mixed18%  Maintain granular portfolio: ~180 customers  Loans decreased $1.1B since 3/31/16  Spring redeterminations 12% complete1 • Borrowing bases modestly higher  >90% of nonaccrual loans current on interest as of 3/31/17 Reserve3~7% 21 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,3 19 1,59 5 1,39 7 1,39 9 2,0 89 2,13 6 1,74 2 1,67 4 2,14 5 2,54 4 2,35 2 1,45 0 200300 400500 600700 800900 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Actual MBA Mortgage Origination Volumes 3/31/17 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 3/15/17; 1Q17 Estimated ● 2$ in billions Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 1,2 Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 1Q17: • Comerica: ~77% purchase • Industry: 59% purchase1  Strong credit quality• No charge-offs since 2010 22 361 450 437 352 345 445 443 355 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Purchase Refinance

National Dealer Services65+ years of floor plan lending Toyota/Lexus16% Honda/Acura 15% Ford 9% GM 9% Fiat/Chrysler 10% Mercedes 3% Nissan/ Infiniti 7% Other European 10% Other Asian 11% Other110% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 64% Texas 6%Michigan 19% Other 11% Average Loans($ in billions)  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Strong credit quality  Robust monitoring of company inventory and performance 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 4.0 3.8 4.0 4.1 3.8 4 .3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2 6.5 6.3 6.6 6.8 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Floor Plan Total $6.9B 3/31/17 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 23 Early Stage~12%Growth~20%Late Stage~12% Equity Fund Services~50% Leveraged Finance~6% Technology and Life Sciences20+ Years experience provides competitive advantage Technology & Life Sciences Avg. Loans($ in billions) Customer Segment Overview(based on period-end loans)  Strong relationships with top-tier investors  Granular portfolio: ~800 customers (including ~190 customers in Equity Fund Services)  Manage concentration to numerous verticals to ensure widely diversified portfolio  Closely monitor cash balances and maintain robust backroom operation  15 offices throughout US & Canada  Recent growth driven by Equity Fund Services• Commercial banking services for venture capital & private equity firms• Bridge financing for capital calls• Strong credit profile Total $3.1B 3/31/17 24 0.4 0.6 1.1 1.4 1.6 2.0 2.5 3.1 3.2 3.2 2013 2014 2015 2016 1Q17 Equity Fund Services

Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch BB&T A2 A- A+ Cullen Frost A3 A- -- M&T Bank A3 A- A Comerica A3 BBB+ A BOK Financial Corporation A3 BBB+ A Huntington Baa1 BBB A- Fifth Third Baa1 BBB+ A KeyCorp Baa1 BBB+ A- SunTrust Baa1 BBB+ A- Regions Financial Baa2 BBB BBB First Horizon National Corp Baa3 BBB- BBB- Zions Bancorporation Baa3 BBB- BBB- U.S. Bancorp A1 A+ AA Wells Fargo & Company A2 A AA- PNC Financial Services Group A3 A- A+ JP Morgan A3 A- A+ Bank of America Baa1 BBB+ A Holding Company Debt Rating As of 4/13/17 ● Source: SNL Financial ● Debt Ratings are not a recommendation to buy, sell, or hold securities Peer Ban ks Larg e Ba nks 25